Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent events
Subsequent events

34.  Subsequent events

On February 14, 2018, the Group entered into definitive agreements with third party investors to raise financing for JD Logistics with the total amount of US$2.55 billion, representing 19% of the ownership of JD Logistic on a fully diluted basis. As of the date of the report, the subscription price has been fully paid by the investors, among which the subscription price of US$0.29 billion was paid as an equivalent RMB deposit by certain investors. The Group will repay such deposit once the cash consideration in U.S. dollar is paid by them within six months starting from March 7, 2018. Upon completion of the transaction, the Group remains as the majority shareholder of JD Logistic.